Exhibit 99.1
Dana Holding Corporation Reports 2009 Results
•	Operational profit improvements of more than $500 million substantially offset 35% sales decline

•	Achieved full-year adjusted EBITDA of $326 million

•	Delivered key financial objectives – positive cash, cost reductions, and margin improvements – in difficult environment

•	Accomplished sequential improvement in sales and adjusted EBITDA from third quarter of 2009

•	Increased total cash to $947 million, reduced net debt by $418 million in 2009
MAUMEE, Ohio – February 24, 2010 – Dana Holding Corporation (NYSE: DAN) today announced its full-year and fourth-quarter 2009 results.
Operating improvements of more than $500 million from margin improvements, cost reductions, and other factors largely offset lower profits resulting from a 35-percent decline in full-year sales, which was due to substantially lower industry production volumes in 2009. As a result, adjusted EBITDA was $326 million, down just $23 million compared to 2008. Full-year 2009 sales were $5,228 million, down $2,867 million from the prior year.
Dana significantly improved margins over 2008, despite the reduced production volumes in 2009. Fourth-quarter 2009 adjusted EBITDA margin was 7.7 percent, compared with fourth-quarter 2008 adjusted EBITDA of 0.3 percent. Cost reduction efforts contributed approximately $300 million to the full-year 2009 improvement.
In 2009, Dana narrowed its net loss by $291 million compared to the prior year, after excluding a one-time gain of $754 million in 2008 recognized in connection with the application of fresh start accounting. The company reported a net loss of $431 million in 2009, which included fourth-quarter after-tax charges of $153 million related to the planned divestiture of its Structural Products business to Metalsa, S.A. de C.V.
At December 31, 2009, Dana had increased its cash position by $170 million to $947 million; improved total liquidity by $215 million to $1,094 million; reduced total debt by $248 million to $1,003 million; and reduced net debt by $418 million to $56 million, all compared to respective 2008 year-end totals.
“In spite of a substantial downturn in our markets, the Dana team delivered solid cash generation and vital cost reductions and margin improvements,” said Dana President and Chief Executive Officer Jim Sweetnam. “These achievements helped dampen the negative impacts of the broader marketplace and provide a solid base for improvement in 2010.
“Our team is managing aggressively through a difficult period and delivering on our commitments,” he added. “Much more work lies ahead, but as we begin to see modest increases in vehicle production across our segments and regions, we also see opportunities to take advantage of our improving competitive position and renewed focus on product development.”

Fourth-Quarter Results
Sales for the fourth quarter of 2009 were $1,493 million, which compares with $1,521 million for the same period in 2008. Fourth-quarter adjusted EBITDA was $115 million, a significant improvement over $4 million reported for the final three months of 2008.
In the fourth quarter of 2009, the company narrowed its net loss to $236 million, compared with a net loss of $249 million for the same period in 2008, despite the inclusion of the net charges of $153 million associated with the anticipated sale of the Structures business.
Dana Breaks Ground for New Gear Manufacturing & Testing Center in India
Earlier this month, Dana and its Indian joint venture partner Anand Automotive Systems broke ground for a new hypoid gear manufacturing facility and testing center in Chakan, India. Located on the same site as Dana’s existing Spicer India operations, the new facility adds to Dana’s already substantial presence in India, which currently includes 10 operations. Dana and its JV partner will invest $35 million to $40 million over the next several years to build the 50,000 sq. ft. facility, which is expected to open in late 2011. The facility will employ approximately 130 people and produce 240,000 gear sets annually at full capacity. The expanded product capability provided by the facility will enable Dana to better address customer demands for improved efficiency, power density, fuel economy, torque-carrying capacity, and weight reduction.
Dana to Host Fourth-Quarter Conference Call at 10:30 a.m. Today
Dana will discuss its full-year and fourth-quarter results in a conference call at 10:30 a.m. EST today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 53634802). International locations should call 1-706-758-0054 (Conference I.D. # 53634802). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 10 a.m. EST. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter Conference I.D. # 53634802. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.
Non-GAAP Measures
In connection with Dana’s emergence from bankruptcy on January 31, 2008, and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the 11 months ended December 31, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the 12 months ended December 31, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for 2008.

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This release refers to adjusted EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense, and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc). Adjusted EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its operating segment performance. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using adjusted EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that adjusted EBITDA is an important measure since the financial covenants of our primary debt agreements are adjusted EBITDA-based, and our management incentive performance programs are based, in part, on adjusted EBITDA. Because it is a non-GAAP measure, adjusted EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of adjusted EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.
Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Maumee, Ohio, the company employs approximately 24,000 people in 26 countries and reported 2009 sales of $5.2 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Lillian Etzkorn: 419.887.5160	Chuck Hartlage: 419.887.5123

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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended December 31, 2009 and 2008

	Three Months Ended
	December 31,
	2009	2008
Net sales	$1,493	$1,521
Costs and expenses
Cost of sales	1,387	1,541
Selling, general and administrative expenses	96	67
Amortization of intangibles	18	17
Restructuring charges, net	25	53
Impairment of goodwill		(11)
Impairment of long-lived assets	150	4
Other expense, net	(2)	(1)

Loss before interest, reorganization items and income taxes	(185)	(151)
Interest expense	31	43
Reorganization items		3

Loss before income taxes	(216)	(197)
Income tax expense	(12)	(51)
Equity in earnings of affiliates	(7)	(1)

Net loss	(235)	(249)
Less: Noncontrolling interests net income	1

Net loss attributable to the parent company	(236)	(249)
Preferred stock dividend requirements	8	8

Net loss available to common stockholders	$(244)	$(257)

Net loss per share available to parent company stockholders:
Basic	$(2.02)	$(2.57)
Diluted	$(2.02)	$(2.57)
Average common shares outstanding
Basic	139	100
Diluted	139	100

DANA HOLDING CORPORATION
Consolidated Statement of Operations
For the Years Ended December 31, 2009 and 2008

			Dana	Prior Dana
			Eleven Months	One Month
	Dana	Combined (1)	Ended	Ended
	Year Ended December 31,		December 31,	January 31,
	2009	2008	2008	2008
Net sales	$5,228	$8,095	$7,344	$751
Costs and expenses
Cost of sales	4,985	7,815	7,113	702
Selling, general and administrative expenses	313	337	303	34
Amortization of intangibles	71	66	66
Restructuring charges, net	118	126	114	12
Impairment of goodwill		169	169
Impairment of long-lived assets	156	14	14
Other income, net	98	61	53	8

Income (loss) from continuing operations before interest, reorganization items and income taxes	(317)	(371)	(382)	11
Interest expense	139	150	142	8
Reorganization items	(2)	123	25	98
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	(454)	365	(549)	914
Income tax benefit (expense)	27	(306)	(107)	(199)
Equity in earnings of affiliates	(9)	(9)	(11)	2

Income (loss) from continuing operations	(436)	50	(667)	717
Loss from discontinued operations		(10)	(4)	(6)

Net income (loss)	(436)	40	(671)	711
Less: Noncontrolling interests net income (loss)	(5)	8	6	2

Net income (loss) attributable to the parent company	(431)	32	(677)	709
Preferred stock dividend requirements	32	29	29

Net income (loss) available to common stockholders	$(463)	$3	$(706)	$709

Income (loss) per share from continuing operations available to parent company stockholders:
Basic	$(4.19)		$(7.02)	$4.77
Diluted	$(4.19)		$(7.02)	$4.75
Loss per share from discontinued operations attributable to parent company stockholders:
Basic	$-		$(0.04)	$(0.04)
Diluted	$-		$(0.04)	$(0.04)
Net income (loss) per share available to parent company stockholders:
Basic	$(4.19)		$(7.06)	$4.73
Diluted	$(4.19)		$(7.06)	$4.71
Average common shares outstanding
Basic	110		100	150
Diluted	110		100	150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the year ended December 31, 2008.

DANA HOLDING CORPORATION
Consolidated Balance Sheet
As of December 31, 2009 and 2008

	December 31,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$947	$777
Accounts receivable
Trade, less allowance for doubtful accounts of $18 in 2009 and $23 in 2008	728	764
Other	141	164
Inventories	608	869
Other current assets	59	52
Current assets held for sale	99	121

Total current assets	2,582	2,747

Goodwill	111	108
Intangibles	438	515
Investments and other assets	233	200
Investments in affiliates	112	119
Property, plant and equipment, net	1,484	1,636
Non-current assets held for sale	104	282

Total assets	$5,064	$5,607

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$34	$70
Accounts payable	601	759
Accrued payroll and employee benefits	103	112
Accrued restructuring costs	29	65
Taxes on income	40	93
Other accrued liabilities	270	258
Current liabilities held for sale	79	89

Total current liabilities	1,156	1,446

Long-term debt	969	1,181
Deferred employee benefits and other non-current liabilities	1,160	845
Commitments and contingencies

Total liabilities	3,285	3,472

Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529	529
Common stock, $0.01 par value, 450,000,000 authorized, 139,414,149 issued and outstanding	1	1
Additional paid-in capital	2,580	2,321
Accumulated deficit	(1,169)	(706)
Accumulated other comprehensive loss	(504)	(359)

Total parent company stockholders’ equity	1,679	2,028
Noncontrolling interests	100	107

Total equity	1,779	2,135

Total liabilities and equity	$5,064	$5,607

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended December 31, 2009 and 2008

	Three Months Ended
	December 31,
	2009	2008
Cash flows – operating activities
Net loss	$(235)	$(249)
Depreciation	80	75
Amortization of intangibles	22	21
Amortization of deferred financing charges and original issue discount	7	7
Impairment of goodwill, intangibles, investments and other assets	150	(7)
Deferred income taxes	11	40
Loss on extinguishment of debt		10
Change in accounts receivable	22	409
Change in inventories	35	70
Change in accounts payable	13	(216)
Change in other current assets and liabilities	(25)	(93)
Other, net	40	(31)

Net cash flows provided by operating activities (1)	120	36

Cash flows – investing activities
Purchases of property, plant and equipment (1)	(25)	(86)
Proceeds from sale of businesses and assets		14
Other	(2)	(1)

Net cash flows used in investing activities	(27)	(73)

Cash flows – financing activities
Net change in short-term debt		4
Deferred financing payments		(24)
Proceeds from long-term debt	22
Repayment of long-term debt	(17)	(153)
Proceeds from issuance of common stock	33
Dividends paid to noncontrolling interests		(1)
Other	1	(3)

Net cash flows provided by (used in) financing activities	39	(177)

Net increase (decrease) in cash and cash equivalents	132	(214)
Cash and cash equivalents – beginning of period	814	1,007
Effect of exchange rate changes on cash balances	1	(16)

Cash and cash equivalents – end of period	$947	$777

(1)	Free cash flow of $95 in 2009 and ($50) in 2008 is the sum of net cash provided by operating activities reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows
For the Years Ended December 31, 2009 and 2008

			Dana	Prior Dana
			Eleven Months	One Month
	Dana	Combined (1)	Ended	Ended
	Year Ended December 31,		December 31,	January 31,
	2009	2008	2008	2008
Cash flows – operating activities
Net income (loss)	$(436)	$40	$(671)	$711
Depreciation	311	292	269	23
Amortization of intangibles	86	81	81
Amortization of inventory valuation		49	49
Amortization of deferred financing charges and original issue discount	34	27	27
Impairment of goodwill, intangibles, investments and other assets	156	183	183
Deferred income taxes	(20)	213	22	191
(Gain) loss on extinguishment of debt	(35)	10	10
Reorganization:
Reorganization items net of cash payments	(4)	55	(24)	79
Payment of claims (2)		(100)	(100)
Payments to VEBAs (2)		(788)	(733)	(55)
Gain on settlement of liabilities subject to compromise		(27)		(27)
Fresh start adjustments		(1,009)		(1,009)
Pension contributions in excess of expense	(5)	(38)	(36)	(2)
Change in accounts receivable	107	434	512	(78)
Change in inventories	299	(34)	(6)	(28)
Change in accounts payable	(184)	(210)	(227)	17
Change in accrued payroll and employee benefits	(80)	(67)	(79)	12
Change in accrued income taxes	(41)	(42)	(40)	(2)
Change in other current assets and liabilities	(7)	(124)	(142)	18
Other, net	27	36	8	28

Net cash flows provided by (used in) operating activities (2)	208	(1,019)	(897)	(122)

Cash flows – investing activities
Purchases of property, plant and equipment (2)	(99)	(250)	(234)	(16)
Proceeds from sale of businesses and assets	3	19	14	5
Change in restricted cash		93		93
Other	(2)	(6)	(1)	(5)

Net cash flows provided by (used in) investing activities	(98)	(144)	(221)	77

Cash flows – financing activities
Net change in short-term debt	(36)	(88)	(70)	(18)
Proceeds from Exit Facility debt		1,430	80	1,350
Deferred financing payments	(1)	(66)	(26)	(40)
Proceeds from long-term debt	27
Repayment of long-term debt	(214)	(164)	(164)
Net proceeds from issuance of common stock	250
Dividends paid to preferred stockholders		(18)	(18)
Dividends paid to noncontrolling interests	(5)	(8)	(7)	(1)
Proceeds from (repayment of) debtor-in-possession facility		(900)		(900)
Payment of DCC Medium Term Notes		(136)		(136)
Original issue discount payment		(114)		(114)
Issuance of Series A and Series B preferred stock		771		771
Other	11	(2)	(2)

Net cash flows provided by (used in) financing activities	32	705	(207)	912

Net increase (decrease) in cash and cash equivalents	142	(458)	(1,325)	867
Cash and cash equivalents – beginning of period	777	1,271	2,147	1,271
Effect of exchange rate changes on cash balances	28	(40)	(45)	5
Net change in cash of discontinued operations		4		4

Cash and cash equivalents – end of period	$947	$777	$777	$2,147

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the year ended December 31, 2008.

(2)	Free cash flow of $109 in 2009 and ($381) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Segment Sales & Adjusted EBITDA (Unaudited)
For the Three Months Ended December 31, 2009 and 2008

	Three Months Ended
	December 31,
SALES	2009	2008
Light Vehicle Driveline	$595	$508
Sealing	158	134
Thermal	53	42
Structures	189	159
Commercial Vehicle	288	321
Off-Highway	210	358
Other		(1)

Total Sales	$1,493	$1,521

Adjusted EBITDA
Light Vehicle Driveline	$52	$(17)
Sealing	10	(6)
Thermal	5	(1)
Structures	15	(8)
Commercial Vehicle	28	3
Off-Highway	11	10

Segment EBITDA	121	(19)
Shared services and administrative	(7)	(7)
Other income, net	3	30
Foreign exchange not in segments	(2)

Adjusted EBITDA	$115	$4

DANA HOLDING CORPORATION
Segment Sales and Adjusted EBITDA
For the Years Ended December 31, 2009 and 2008

			Dana	Prior Dana
			Eleven Months	One Month
	Dana	Combined (1)	Ended	Ended
	Year Ended December 31,		December 31,	January 31,
SALES	2009	2008	2008	2008
Light Vehicle Driveline	$2,021	$2,884	$2,603	$281
Sealing	535	705	641	64
Thermal	179	259	231	28
Structures	592	876	786	90
Commercial Vehicle	1,051	1,572	1,442	130
Off-Highway	850	1,794	1,637	157
Other		5	4	1

Total Sales	$5,228	$8,095	$7,344	$751

Adjusted EBITDA
Light Vehicle Driveline	$131	$89	$79	$10
Sealing	21	50	44	6
Thermal	8	6	3	3
Structures	35	41	37	4
Commercial Vehicle	81	56	50	6
Off-Highway	38	116	102	14

Segment EBITDA	314	358	315	43
Shared services and administrative	(22)	(26)	(23)	(3)
Other income (expense), net	33	20	22	(2)
Foreign exchange not in segments	1	(3)	(3)

Adjusted EBITDA	$326	$349	$311	$38

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the year ended December 31, 2008.

DANA HOLDING CORPORATION
Reconciliation of Segment and Adjusted EBITDA to Loss
from Continuing Operations Before Income Taxes
For the Three Months Ended December 31, 2009 and 2008

	Three Months Ended
	December 31,
	2009	2008
Segment EBITDA	$121	$(19)
Shared services and administrative	(7)	(7)
Other income, net	3	30
Foreign exchange not in segments	(2)

Adjusted EBITDA	115	4
Depreciation	(80)	(75)
Amortization	(22)	(21)
Restructuring	(25)	(53)
Impairment	(150)	7
Reorganization items, net		(3)
Loss on extinguishment of debt		(10)
Strategic transaction expenses	(12)	(3)
Loss on sale of assets, net	(6)	(3)
Stock compensation expense	(6)	(2)
Foreign exchange on intercompany loans and market value adjustments on forwards	(5)	(7)
Interest expense	(31)	(43)
Interest income	6	12

Loss from continuing operations before income taxes	$(216)	$(197)

DANA HOLDING CORPORATION
Reconciliation of Segment and Adjusted EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes
For the Years Ended December 31, 2009 and 2008

			Dana	Prior Dana
			Eleven Months	One Month
	Dana	Combined (1)	Ended	Ended
	Year Ended December 31,		December 31,	January 31,
	2009	2008	2008	2008
Segment EBITDA	$314	$358	$315	$43
Shared services and administrative	(22)	(26)	(23)	(3)
Other income (expense), net	33	20	22	(2)
Foreign exchange not in segments	1	(3)	(3)

Adjusted EBITDA	326	349	311	38
Depreciation	(311)	(292)	(269)	(23)
Amortization	(86)	(130)	(130)
Restructuring	(118)	(126)	(114)	(12)
DCC EBIT		(2)	(2)
Impairment	(156)	(183)	(183)
Reorganization items, net	2	(123)	(25)	(98)
Gain (loss) on extinguishment of debt	35	(10)	(10)
Strategic transaction expenses	(16)	(10)	(10)
Loss on sale of assets, net	(8)	(10)	(10)
Stock compensation expense	(13)	(6)	(6)
Foreign exchange on intercompany loans and market value adjustments on forwards	6	(3)	(7)	4
Interest expense	(139)	(150)	(142)	(8)
Interest income	24	52	48	4
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	$(454)	$365	$(549)	$914

Net cash flows provided by (used in) operating activities	$208	$(1,019)	$(897)	$(122)
Bankruptcy emergence payments		888	833	55
Purchases of property, plant and equipment	(99)	(250)	(234)	(16)

Free cash flow	$109	$(381)	$(298)	$(83)

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the year ended December 31, 2008.